Exhibit 99.2

Barinthus Biotherapeutics Corporate Presentation Guiding the Immune System to Cure Disease November 2023

2 This presentation includes express and implied “forward - looking statements,” including forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “may,” “will,” “could,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “potential,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future . Forward - looking statements contained in this presentation include, but are not limited to, statements regarding : our product development activities and clinical trials, including timing for readouts of any interim data for any of our programs, our regulatory filings and approvals, our estimated cash runway and cash burn, our ability to develop and advance our current and future product candidates and programs, our ability to establish and maintain collaborations or strategic relationships or obtain additional funding, the rate and degree of market acceptance and clinical utility of our product candidates, and the ability and willingness of our third - party collaborators to continue research and development activities relating to our product candidates . By their nature, these statements are subject to numerous risks and uncertainties, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements . Such risks and uncertainties, include, without limitation, risks and uncertainties related to : preclinical and clinical studies, the success, cost and timing of our product development activities and planned and ongoing preclinical studies and clinical trials, whether results from preclinical studies and clinical trials will be predictive of the results of future trials, our ability to execute on our strategy, regulatory developments, our ability to fund our operations, global economic uncertainty, including disruptions in the banking industry, and the impact that the COVID - 19 pandemic may have on our clinical trials, preclinical studies and access to capital, and other risks, uncertainties and other factors identified in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10 - K for the year ended December 31 , 2022 , our Quarterly Report on Form 10 - Q for the most recently ended fiscal quarter and subsequent filings with the SEC . You should not rely upon forward - looking statements as predictions of future events . Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances described in the forward - looking statements will be achieved or occur and actual results may vary . Recipients are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact . Except as required by law, we do not assume any intent to update any forward - looking statements after the date on which the statement is made, whether as a result of new information, future events or circumstances or otherwise . Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third - party sources and our own internal estimates and research . While we believe these third - party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third - party sources . In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research .

Company Overview

Guiding the immune system to cure disease

- Formerly known as Vaccitech, a spinout company from the Jenner Institute for vaccine research at University of Oxford.
- Backed by leading investment institutions with a validated platform from commercialization of one pipeline asset.
- Headquartered in the UK with office and research facilities in the US.

NASDAQ	BRNS
Staff	130 (UK: ~70%, US: ~30%)[1]
Ordinary Shares Outstanding	38,546,594[2]
Cash	$160.3M[3]

Our Mission

To advance the next generation of immunotherapies that lead T cells to gain control over disease and improve patients' lives.

[1] As of November 1, 2023
[2] As of September 30, 2023
[3] As of September 30, 2023

3

BARINTHUS

Compelling Fundamentals Driving Near and Long - term Growth 4 Large market opportunity across portfolio Diverse pipeline with anticipated near - term clinical milestones Proprietary platforms accumulating clinical data • Our proprietary platforms (ChAdOx, MVA, SNAP - CI) are designed to drive powerful immune responses . • We have generated clinical data across multiple indications (HBV, HPV, Prostate Cancer, COVID - 19). • 5 programs across infectious diseases, autoimmunity and cancer, with an additional 4 partnered programs . • 5 clinical stage programs with multiple expected near - term data readouts from 3 Phase 2 programs and 2 Phase 1 programs. • New SNAP - TI platform approaching entry into clinic, backed by strong supportive pre - clinical data. • High unmet need in autoimmune space, with no approved treatment for diseases such as Celiac disease. Expanding into autoimmunity with targeted immunotherapies

Proprietary Platforms and Approach

Working to Create More Effective Antigen-Specific Immunotherapies Through Innovative Technologies

Proprietary Viral Platforms



ChAdOx: Modified, replication-incompetent simian adenoviral vector



MVA: Well-studied, replication-deficient, attenuated Vaccinia virus

Proprietary Synthetic Platform


Antigen
Immunomodulator
+ H20
Self Assembly
20 nm

SNAP
Self-assembled platform co-delivering multiple antigens and immunomodulators

ChAdOx/MVA differentiators

Ideally suited for chronic infections and cancer.

Induced the **highest published magnitude of disease-specific T cells**[1-4]

Elicit high magnitude, **durable and polyfunctional CD8+ and CD4+ T cell** responses. [1-4]


IFN-γ SFC/10⁶ PBMCs
10,000
8000
6000
4000
2000
MVA
ChAdOx
Screen
d7
d14
d28
d56
d63
d84
d98
d238
Day

SFC: Spot Forming Colonies.
PBMC: Peripheral blood mononuclear cells.

SNAP differentiators

- Two platform versions: **SNAP-TI and SNAP-CI** specifically designed for **autoimmune and cancer indications**, respectively.
- Modular design utilizing self-assembly to **co-deliver multiple antigens and immunomodulators**.
- Can be **combined with ChAdOx and/or MVA** in **sequential combination regimens**.
- Ideally suited for inducing specific T cell populations needed for **diverse therapeutic indications, from oncology to immune tolerance.**

[1] Swadling et al (2014) *Transl Med.* [2] Ewer et al (2017) *NEJM.* [3] Moyo et al (2017) *PloS One.* [4] Voysey et al (2023) *Clin. Exp. Immunol.*; Ewer et al (2016) *NEJM*; Ogwang et al (2015) *Sci Transl Med*; Ogwang et al (2013) *PloS One*; Elias et al (2013) *J Immunol*; O'Hara et al (2012) *J Infect Dis*; Ewer et al (2016) Curr Opin Immunol. [5] Esposito et al (2020) *Sci Transl Med.*

BARINTHUS

5

Pipeline

Harnessing the Power of Antigen-Specific Immunotherapies to Treat Infectious Diseases, Autoimmunity and Cancer

Product Candidate	Program	Preclinical	Phase 1	Phase 2	Phase 3	Marketed	Barinthus Bio Rights	Status/Anticipated Upcoming Milestones
Infectious Disease Programs								
VTP-300	Hepatitis B Virus (HBV) therapeutic						Worldwide	Phase 2 efficacy data updates (Q4 2023)
VTP-200	Human Papillomavirus (HPV) therapeutic						Worldwide	Phase 1b/2 final data (Q2 2024)
Autoimmune Programs								
VTP-1000	Celiac disease						Worldwide	Regulatory submission to initiate clinical trial (H2 2023)
Cancer Programs								
VTP-800/850	Prostate cancer therapeutic						Worldwide	Phase 1/2 futility data (2024)
VTP-1100	HPV Cancer						Worldwide	IND filing (2024)

ChAdOx + MVA

SNAP ± MVA or ChAdOx

Data supporting proof-of-concept announced

Near-term proof-of-concept readout

Existing human clinical data

These are estimated timelines only and our pipeline may be subject to change

6

BARINTHUS

VTP - 300 Hepatitis B Virus (HBV) Therapeutic

HBV: Global, Long - term Need for a Functional Cure 8 ~30 0 MILLION patients are chronically infected with HBV 1 1.5 MILLION new infections per year 1 Less than 10% get to Functional Cure with existing therapies 2 ~0.8 MILLION deaths per year from acute HBV infection, cancer & cirrhosis 1 ~25% of cases of chronic HBV infection progress to liver cancer 4 There is an urgent need to develop effective therapeutic strategies to cure chronic HBV infection 1 WHO, Hepatitis B , 2022 2 Boyd A, et al, Viruses. 2021 Jul 11;13(7):1341 3 Hsu YC, et al, Nat Rev Gastroenterol Hepatol. 2023 Aug;20(8):524 - 37 4 US CDC, Global Immunization, July 2022 5 Broquetas T and Carrion JA, Hepat Med. 2002 Jul;14:87 - 100 6 Van Zonneveld M, et al, Aliment Pharmacol Ther . 2005 May 1;21(9):1163 - 71 Existing therapies typically require chronic treatment NUCs are slow - acting with low cure efficacy 5 Pegylated Interferon has significant side effects 6 There is significant unmet medical need Large market opportunity for VTP - 300 ~300M Adults chronically infected with HBV 1 ~52M - only 15 - 20% diagnosed 7 7 Barinthus Bio, Data on file NUCs = Nucleos (t)ide analogs Projected increase in annual global deaths from HBV from 2015 - 30 with status quo 3 ~39%

VTP - 300 is an antigen - specific investigational immunotherapy that could be a critical component to enhancing rates of a functional cure. It is likely that a functional cure will require a combination of agents with complementary mechanisms of ac tio n. VTP - 300 Could be Critical Component to a Functional Cure Regimen for HBV 9 Inhibit viral replication Directly lower viral antigen Hepatitis B surface antigen burden (HBsAg) Stimulate host immune system response Approved Investigational Investigational NUCs Capsid & Entry Inhibitors ( Investigational ) RNAi Oligonucleotide Monoclonal antibodies ( mAbs ) Ag - specific immunotherapies PD - 1 Inhibitors Immunostimulants (TLR agonists) VTP - 300 is designed to engage the host immune system and has been shown to induce sustained HBsAg reduction. The objective of ongoing and planned clinical trials is to evaluate VTP - 300 in combination with other therapies as a component of a functional cure : NUCs + VTP - 300 + anti - PD - 1 NUCs + RNAi + VTP - 300 NUCs + VTP - 300 NUCs + RNAi + VTP - 300 + anti - PD - 1 Three potential components to a functional cure

HBV002 – VTP300 Ph 1b/2a; Trial Complete

VTP-300 + Low-Dose Nivolumab (N=55)

Objective: Evaluating safety, tolerability and T cell activity

Randomization N=55		Day 1	Day 29
	Group 1 (N= 10)	MVA-HBV	MVA-HBV
	Group 2 (N=18)	ChAdOx-HBV	MVA-HBV
	Group 3 (N=18)	ChAdOx-HBV	MVA-HBV + LD Nivo
	Group 4 (N=9)	ChAdOx-HBV + LD Nivo*	MVA-HBV + LD Nivo*

Inclusion Criteria

HBV DNA <40 copies

HBsAg <4,000 IU/mL

On NUCs for 1 year

Primary Endpoints

- Safety: incidence of AEs and SAEs

Secondary Endpoints

- % participants with reduction in HBsAg titre
- % participants with HBsAg Loss
- % participants with reduction of HBV DNA
- Magnitude and avidity of HBV-specific CD4+ and magnitude of HBV-specific CD8+ T cells induced by each treatment regimen

Study reference: NCT04778904
*Nivolumab used with Day 1 and Day 29 doses in Group 4

10

CONFIDENTIAL

BARINTHUS

1 Full data was presented as a poster at EASL, Q2 2023. • VTP - 300 was administered with no treatment - related SAEs , and infrequent transient transaminitis. • Significant and durable reductions of HBsAg were seen in both VTP - 300 monotherapy (Group 2) and VTP - 300 + low - dose nivolumab group (Group 3) • Reductions in HBsAg were most prominent in those with lower baseline HBsAg . • Non - detectable HBsAg was observed in 2 of 5 Group 3 patients with baseline HBsAg <100 IU/mL at month 3 through month 9 . • Robust T cell response against all encoded antigens was observed following VTP - 300 administration. • VTP - 300 led to a decline in HBsAg in both genotype B and C patients 11 Maximum observed drop in HBsAg 0.3 logs or less 0.3 to <0.5 logs 0.5 to <1.0 logs 1.0 log or higher Dosing 1 HBV002 - VTP - 300 Showed Meaningful, Sustained HBsAg Reductions 1 1

AB-729-202 – Ph2a clinical collaboration with Arbutus; study design

Arbutus BIOPHARMA

AB-729 (RNAi) + VTP-300 +/- Low-dose Nivolumab (N=60)

Trial expanded in Q4 2022 to include an arm with low-dose Nivolumab

Patients to discontinue NUCs if eligible

			Week 1 / Week 24	Week 26	Week 30
AB-729 (N=60)	Randomization	Group A (N= 20)		ChAdOx-HBV	MVA-HBV*
		Group B (N=20)		Placebo	Placebo*
	Open Group	Group C (N=20)		ChAdOx-HBV	MVA-HBV + LD Nivo**

Week 48

Criteria:

- Alanine amino transferase (ALT) <2 × Upper limit of normal (ULN), and
- HBV DNA <Lower limit of quantification (LLOQ), and
- Hepatitis B e Antigen (HBeAg) negative, and
- HBsAg <100 IU/mL, and/or
- HBsAb positive

Inclusion Criteria

HBV DNA ≤20 IU/mL

HBsAg ≥100 to <5,000 IU/mL

On NUCs for 1 year

* Additional MVA-HBV/Placebo to be dosed at Week 38, if patients have experienced a ≥0.5 log drop in HBsAg from Week 26 to Week 34.
** Additional MVA-HBV + Nivo to be dosed at Week 38, if patients have HBsAg ≥10 IU/mL at Week 34.
LD: Low-dose

Primary Endpoints

Safety: incidence of AEs and SAEs

Secondary Endpoints

- Change in HBsAg concentration from baseline
- Proportion of participants with a change in HBsAg from baseline meeting response criteria (≥0.5, 1, 2, or 3 log10 reduction)
- Change in HBV DNA, RNA, core-related antigen, HBsAg antibody, HBsAg e-antibody from baseline

BARINTHUS

12

AB - 729 - 202 Ph 2a – Interim Data 1 13 Meaningful and Sustained Declines Shown in HBsAg Levels with Imdusiran and VTP - 300 1 Based on interim data analysis presented as a poster by Arbutus Biopharma at AASLD, Q4 2023. Mean HBsAg Change from Baseline and Key Milestones Mean HBsAg Change from Baseline by Treatment Group Preliminary results: • Robust reductions of HBsAg were observed during the imdusiran treatment period, with 33/34 (97%) of subjects <100 IU/mL at the time of VTP - 300/placebo administration. • VTP - 300 treatment appeared to contribute to maintaining low HBsAg levels in the early post - treatment period . • All subjects who have reached Week 48 in Group A (N=5) have qualified to stop NUC therapy and remain off - treatment. *3 subjects have not yet reached VTP - 300 dosing period and are excluded from plot SE = standard error; N = subject number; Week 26 = ChAdOx1 - HBV/placebo dose; Week 34 = Eligibility assessed for 2ndMVA - HBV/placebo dose (>0.5 log 10 decline in HBsAg between Week 26 and 34).

AB-729-202 Ph 2a – Interim Data[1]

HBV-Specific T Cell Responses and Soluble Immune Biomarkers Increased after VTP-300 dosing



HBV-Specific T Cell IFN-γ Response
Group A (N=4)
VTP-300
Imdusiran Lead-in
SFU/10^6 PBMC
4000
3000
2000
1000
0
nd
nd
Day 1
W8
W12
W24
W30
W34
W48
Weeks



HBV-Specific T Cell IFN-γ Response
Group B (N=3)
Placebo
Imdusiran Lead-in
SFU/10^6 PBMC
4000
3000
2000
1000
0
nd
nd
Day 1
W8
W12
W24
W30
W34
W48
Weeks
Core
Pol 1
Pol 2
Pol 3
Pol 4
Pre S1 + S2
S



Immune Profile of Group A/ VTP-300 Subject 30 Through Week 48
Subject 30
Group A
VTP-300
Imdusiran Lead-in
SFU/10^6 PBMC
HBsAg log10 IU/mL
Day 1
W8
W12
W16
W24
W26
W27
W30
W34
W38
W39
W42
W48
Week
nd
ns
ns
Core
Pol 1
Pol 2
Pol 3
Pol 4
Pre S1 + S2
S
HBsAg

Preliminary results:

- Elevations in HBV-specific T cell IFN-γ production were observed during imdusiran lead-in and after Week 26 dosing for N=7 subjects profiled thus far.
- **HBV-specific T cell IFN-γ production was enhanced** in subjects **receiving VTP-300** (N=4) vs placebo (N=3).
- HBV-specific T cell responses were observed against **HBsAg, PreS1/S2 peptides in VTP-300 treated subjects** (N=4).
- Transient increases in other plasma immune biomarkers were also observed during imdusiran lead-in and VTP-300/placebo dosing period.

- Subject 30 (Group A/VTP-300) experienced HBsAg decline and enhanced IFN-γ production (via ELISpot) after VTP-300 through Week 48

[1] Based on interim data analysis presented as a poster by Arbutus Biopharma at AASLD, Q4 2023.

14

HBV003 – Ph 2b Study Enrolling Patients

VTP-300 + Low-Dose Nivolumab (N=120) - Initiated in Q4 2022

Objective: **Evaluating Additional Dosing and PD-1 Inhibition Timing**

	Day 1	Day 29	Day 36	Day 85	Day 169 (Patients to discontinue NUCs if eligible)
Group 1 (N= 40)	ChAdOx-HBV	MVA-HBV + LD Nivo			
Group 2 (N=40)	ChAdOx-HBV	MVA-HBV + LD Nivo		MVA-HBV + LD Nivo	
Group 3 (N=40)	ChAdOx-HBV	MVA-HBV	LD Nivo	MVA-HBV	

Criteria:
- ALT <2 × ULN, and
- HBV DNA < LLOQ, and
- HBeAg negative, and
- HBsAg undetectable, and/or
- HBsAg <100 IU/mL

Inclusion Criteria

HBV DNA ≤1,000 IU/mL

HBsAg ≥10 to <4,000 IU/mL

On NUCs for ≥6 months

Primary Endpoint

% participants with a greater than 1 log HBsAg reduction at 6 months after initiation of therapy

Secondary Endpoints

- Safety: incidence of AEs and SAEs
- T cell response

HBV003 is designed to obtain critical information on treatment dosing regimen

- **Group 1:** Mirrors Group 3 in HBV002 to further support response effect observed
- **Group 2:** Assesses if additional dose of MVA-HBV with LD nivolumab at Day 85 further reduces HBsAg
- **Group 3:** Assesses if delaying LD nivolumab until after MVA-HBV is more optimal (plus adds option of 2nd MVA-HBV dose)

Study Reference: NCT05343481

15

BARINTHUS

HBV003 Ph 2b – Preliminary Data[1]

VTP-300 in Combination with Nivolumab Continues to Show Sustained HBsAg Reductions

- VTP-300 in combination with nivolumab was observed to lead to **HBsAg declines in all treatment groups**, with reductions in HBsAg **most prominent in patients with screening HBsAg levels ≤200 IU/mL***.
- >0.5 and >1 log drops were observed in **all groups at Day 113** in 23% and 9% of participants.
- Participants with an **HBsAg level of <200 IU/mL at Day 1 were more likely to have >1 log HBsAg reductions (31%)** vs those with HBsAg levels > 200 IU/mL at Day 1 (2%).
- Protocol being amended to include only participants with screening HBsAg ≤ 200 IU/mL.



HBsAg Screening >200 IU/mL**
N=18
N=18
N=14
18 18 14
17 16 14
16 15 12
12 14 11
0
-0.5
-1.0
-1.5
-2.0
-2.5
Mean (SE) log change from Day 1
1
29
57
85
113
169
Study Day



HBsAg Screening ≤200 IU/mL**
N=7
N=7
N=9
6 7 9
7 7 8
4 4 5
2 2 5
-0.2
-0.6
-1.7
0
-0.5
-1.0
-1.5
-2.0
-2.5
Mean (SE) log change from Day 1
1
29
57
85
113
169
Study Day

- Group 1: Day 1 ChAdOx1-HBV, Day 29 MVA-HBV+Nivo
- Group 2: Day 1 ChAdOx1-HBV, Day 29 & Day 85 MVA-HBV+Nivo
- Group 3: Day 1 ChAdOx1-HBV, Day 29 MVA-HBV, Day 36 Nivo, Day 85 MVA-HBV

Day 113: 4 weeks after last MVA dose
Day 169: NUC discontinuation data

*Participants with screening HBsAg <200 IU/mL account for ~30% of those currently on the study.

**All Participants received ChAdOx-HBV on Day 1

16

[1] Preliminary data presented as an oral presentation at AASLD, Q4 2023.

BARINTHUS

17 All Participants by Screening HBsAg level <200 IU/mL vs >200 IU/mL • Preliminary data demonstrated that: • 54% participants with HBsAg at Screening ≤ 200 IU/mL had a >0.5 log decline from Day 1 * • 31% of participants with HBsAg at Screening ≤ 200 IU/mL had a >1 log decline from Day 1 * HBV003 Ph 2b – Preliminary Data 1 *Of subset of participants with data available at day 113. * * Discontinuation criteria: ALT <2 î ULN, and HBV DNA < LLOQ, and HBeAg negative, and HBsAg undetectable, and/or HBsAg <100 IU/ mL. NUC discontinuation** by Day 169 • Participants who discontinued NUCs closely followed up post - discontinuation o Bi - weekly for 8 weeks; monthly for 4 months; and quarterly for 6 months o Strict criteria for reinitiating NUCs • 7 (15%) of 47 participants who reached Day 169 were eligible for discontinuation* o 7 (78%) of 9 participants who reached Day 169 with screening HBsAg below 200 IU/mL were eligible o 3 participants have discontinued NUC therapy Safety Data • Preliminary safety data suggest VTP - 300 + nivolumab was generally well tolerated with no treatment related SAEs . • Transient ALT/AST elevations and thyroid function abnormalities observed in all groups 1 Preliminary data presented as an oral presentation at AASLD, Q4 2023.

VTP - 200 Human Papillomavirus (HPV) Therapeutic

Persistent HPV Infection Remains a Significant Public Health Problem 1 19 We are targeting persistent HPV – which can lead to precancerous lesions and cervical cancer 1 HPV is the most common sexually transmitted viral infection in the world 1 Cervical cancer was the 4 th most common cancer in women globally in 2020 2 . >95% of cervical cancer is caused by HPV 2 Approximately 291 million women worldwide are infected with HPV 4 • While HPV prophylactic vaccines are effective at preventing infection, these vaccines do not eliminate existing infections . 1 • L ow vaccination rates in many regions of the world. 1 • >3.6M diagnosed persistent high - risk cervical HPV in US and across 5EU annually collectively. 6 • Standard of care is monitoring and excision once high - grade lesions develop. 1 • Currently no treatment before high - grade lesions develop. 1 • People with HPV infections report cancer - related fear , worry over lack of treatment and HPV being a ‘ticking time bomb’ . 5 There is a high unmet need for patients with persistent HPV infection Cervical cancer in the US 3 : ~4,000 deaths per year even with screening & treatment ~12,000 cases per year ~342,000 deaths per year ~ 604 ,000 cases per year Cervical cancer worldwide 2 : 1 WHO, HPV vaccines: WHO position paper, 2022 2 WHO, Cervical Cancer 3 Center for Disease Control 4 Lancet Infect Dis. 2007 Jul;7(7):453 - 9. 10.1016/S1473 - 3099(07)70158 - 5 5 Psychooncology . 2021 Jan; 30(1): 84 – 92. doi : 10.1002/pon.5540 6 Barinthus Bio, Data on File

APOLLO (HPV001) – Ph 1b/2 Study Design

Lead-in Phase: (N=9)

Objective: Evaluating immunogenicity, safety data

Regions: EU, UK

Group	Regimen
Group A (N=3)	ChAdOx-HPV 2 x 10^8 vp MVA-HPV 1 x 10^7 pfu
Group B (N=3)	ChAdOx-HPV 2 x 10^9 vp MVA-HPV 1 x 10^7 pfu
Group C (N=3)	ChAdOx-HPV 2 x 10^{10} vp MVA-HPV 1 x 10^8 pfu

Main Phase[1]: VTP-200 (N=99) – Fully Enrolled

Objective: Evaluating safety data, efficacy data, immunogenicity, dose-response

Group	Day 1	Day 29
1, N=16	ChAdOx-HPV 2 x 10^9 vp	MVA-HPV 1 x 10^7 pfu
2, N=16	ChAdOx-HPV 2 x 10^{10} vp	MVA-HPV 1 x 10^7 pfu
3, N=8	ChAdOx-HPV 2 x 10^8 vp	MVA-HPV 1 x 10^8 pfu
4, N=8	ChAdOx-HPV 2 x 10^9 vp	MVA-HPV 1 x 10^8 pfu
5, N=16	ChAdOx-HPV 2 x 10^{10} vp	MVA-HPV 1 x 10^8 pfu
6, N=32	Placebo	Placebo

60 of the Main phase participants will also take part in an immunogenicity sub-study

Inclusion Criteria

High risk HPV positive for >6 months and low-grade cervical lesions.

Primary Endpoint

- Safety: incidence of AEs and SAEs

Secondary Endpoints

- Efficacy
- Dose determination for further studies

Study outputs

Efficacy Data: % clearance of high-risk HPV and cervical lesions evaluated at 12 months.

Interim data analysis: Interim data showed VTP-200 was generally well tolerated with no product-related serious adverse events (SAEs) and had encouraging initial T cell activity results. The trial will continue as planned to the 12-month primary endpoint.

Final data analysis: Expected Q2 2024.

[1] All groups open simultaneously
Study Reference: NCT04607850

BARINTHUS

20

VTP-200 Demonstrated Favorable Tolerability and T Cell Profile at Interim Analysis

APOLLO (HPV001): Phase 1b/2 Interim Data[1]

- VTP-200 was generally well-tolerated. No product-related grade 3 unsolicited adverse events, and no product-related SAEs.
- Pooled active groups analysis showed:
  - Robust IFNγ responses, with average of >1,000 spot-forming units/10^6.
  - Strongest T cell responses were observed against the E1, E2 and E6 antigens.
  - Induction of both CD4 and CD8 T cell responses.
- Interim data were presented at IPVC in April 2023.


HPV001 Day 35 ELISpot Responses by Stimulation Condition (Placebc
Magnitude Response (SFU/10^6 PBMCs)
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
7 11 12 15 18 25 35 37 38 42 43 52
Masked Participant ID
Stimulation E1 E2 E4 E5 E6 E7 Junc

Placebo Arm


HPV001 Day 35 ELISpot Responses by Stimulation Condition (Pooled Active Arm
Magnitude Response (SFU/10^6 PBMCs)
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
2 5 6 9 10 13 14 16 17 19 20 21 22 23 24 26 36 39 40 41 44 45 46 47 48 49 51 53 54
Masked Participant ID
Stimulation E1 E2 E4 E5 E6 E7 Junc

Active Arms (Pooled)

[1] Data from 58 patients who had reached at least the 6-month time point, immunogenicity results available from a subset of participants who entered the immunogenicity sub-study (N=45). Interim data presented at the International Papillomavirus Conference. Full data expected to be reported in Q2 2024.

BARINTHUS

21

Autoimmune Program

23 SNAP - TI (Tolerance Immunotherapy) Platform Inducing antigen - specific tolerance to address autoimmune diseases SNAP - TI Given IM Treated Established EAE Disease in Mice 2 Opportunity: Autoimmune diseases are currently treated with therapies that induce broad immunosuppression resulting in side effects and are not curative. It is estimated that 1 in 100 people worldwide suffer from celiac disease . 1 Our Solution : SNAP - TI, designed to induce Tregs and reduce the effector T cell response , both specific to the same antigens, without broad immunosuppression. Immunomodulator and antigens co - delivered by IM injection in self - assembled SNAP - TI designed to achieve a favorable antigen - specific Treg to Teffector ratio. VTP - 1000: Tolerance induction in Celiac Q4 2023: IND - Enabling studies expected to be completed with regulatory submission planned in Australia before the end of 2023 1 Singh. P, et al, Clinical Gastroenterology and Hepatology 2018. 2 Unpublished preclinical data, Barinthus Bio, Data on File. 0 20 40 0 1 2 3 4 Days after disease induction D i s e a s e s c o r e Treatment days 0.0 0.6 1.2 1.8 2.4 T r e g / T e f f r a t i o SNAP - TI Increases Treg to Teff Ratio in Mice to Impact Disease 2 [1] Vehicle [6] SNAPvax TV MOG; Rapamycin; 40 nmol Vehicle control SNAP - TI (MOG + mTORi)

Cancer Program

VTP - 850 for Prostate Cancer Prostate cancer is the 4th most common cancer diagnosis in the world 1 Prostate cancer worldwide 3 : 1 in 8 men will be diagnosed with prostate cancer in their lifetime .2 Novel immunotherapy candidate to prevent advanced disease 20 - 40% of patients with non - metastatic prostate cancer experience biochemical recurrence after local therapy (e.g., prostatectomy). ~1,400,000 new cases diagnosed deaths per year ~ 375 ,000 • Biochemical recurrence is indicated by rising PSA levels with no evidence of disease on conventional imaging, meaning the disease was not cured by local therapy. 4 • Treatment options for patients with biochemical recurrence include systemic therapies such as hormonal or chemotherapy, resulting in toxicity and side effects. VTP - 850 - a next generation ChAdOx - MVA multi - antigen product candidate designed to induce cytotoxic T cells and prevent advancement to metastatic disease. Barinthus Bio’s solution 1 WHO, 2022. 2 American Cancer Society, 2023 PSA: Prostate Specific Antigen . * Study Reference: NCT05617040 3 World Cancer Research Fund International. 2020. 4 Simon Ni, et al. Am Soc Clin Oncol Educ Book. 2022. 25

VTP - 800 First - Generation Single - Antigen Immunotherapy Showed Meaningful Reduction in PSA Phase 2 ADVANCE: VTP - 800 + Anti - PD - 1 in mCRPC 1 Antonarakis , E. et al. Journal of Clinical Oncology 2020 2 Data courtesy of Prostate Cancer Vaccine Group, Jenner Institute, UO. mCRPC : Metastatic Castrate Resistant Prostate Cancer VTP - 800 antigen: 5T4 Target patient population: 23 mCRPC patients enrolled Efficacy data readouts: • >50% reduction in PSA compared to baseline was seen in 22% of patients (5/23) • Historical comparator with a PSA response to anti - PD - 1 alone is ~9% 1 • 3 patients with PSA response also had measurable tumors and saw clinical responses S tudy in metastatic castration - resistant prostate cancer ( mCRPC ) patients using ChAdOx - MVA plus nivolumab 100 5 0 50 - 50 - 100 PSA change from baseline (%) Phase 2 ADVANCE: Serum PSA Results 2 26

PCA001 – Ph 1/2 Study Design

Ongoing Phase 1/2 study for Multi-Antigen VTP-850, a Next-Generation Candidate

Phase 1: Lead-in Phase

VTP-850 (N=15-18)

Objective: Dose finding for Phase 2, evaluation of safety and immunogenicity.

VTP-850 antigens:

- 5T4
- PSA
- PAP
- STEAP

Cohort 1 Low dose	(N=3-6)	IM/IM
Cohort 2 Full dose	(N=6)	IM/IM
Cohort 3 Full dose	(N=6)	IM/IV

Phase 2: Main Phase

VTP-850 (N=125)

Objective: Futility analysis, POC, durability of response rate.

Stage 1 objective:

Futility analysis based on PSA response.

(N=25*)

Dosing: IM + IM/IV⁺

Stage 2 objective:**

Establish proof of concept based on overall PSA response and duration of response.

(N=100)

Dosing: IM + IM/IV+

Inclusion Criteria

Hormone sensitive prostate cancer.

Biochemical recurrence after definitive local therapy.

No metastases by standard radiography.

Primary Endpoints

Safety: incidence of AEs and SAEs.

Primary Endpoints

- PSA response, durability of PSA response, duration of PSA response, metastasis-free survival, time to metastasis, time to start of androgen deprivation therapy.

* Including 6 participants from Phase 1. ** If 4 or more of the 25 participants at the RP2R (including the Phase 1 participants who received the same dose regimen) have a PSA response, Stage 2 will be opened to enrolment of up to 100 additional participants.

⁺ Dosing dependent on outcome of Phase 1.

Study Reference: NCT05617040

27

BARINTHUS

Partnered Programs 28

Barinthus Bio's Partnered Pipeline

Product Candidate	Program	Preclinical	Phase 1	Phase 2	Phase 3	Marketed	Barinthus Bio Rights	Status/Anticipated Upcoming Milestones
Prophylactic Programs								
✓ VTP-900	COVID-19 Coronavirus*	AstraZeneca					Licensed by OUI to AZ	Fully approved in EMA/UK
✓ VTP-500	MERS*	CEPI					Worldwide	Initiation of Phase 2
VTP-400	Zoster*	CanSinoBIO					Worldwide (excl. China)	Initiation of Phase 1
Cancer Programs								
VTP-600	**NSCLC therapeutic** in combo. with checkpoint inhibitor + chemo						Worldwide (76% of Sub.)	Phase 1/2a ongoing

✓ Existing human clinical data

ChAdOx ± MVA

Program:	COVID-19 Coronavirus	MERS	Zoster	NSCLC
Partner	AstraZeneca	University of Oxford, CEPI	CanSinoBIO	Ludwig Cancer Research, CRUK

* ChAdOx only

29

BARINTHUS

Company Highlights 30

Financial Overview & Catalysts Guiding the immune system to cure disease 31 Q4 2023 H1 2024 VTP - 1000 (Celiac) : Regulatory submission to initiate clinical trial 1 VTP - 200 (HPV) : Phase 1b /2 HPV001 final safety, efficacy and immunogenicity data 1 VTP - 1000 (Celiac) : Phase 1 GLU001 FPFV 1 VTP - 300 (HBV) : Phase 2b HBV003 interim analysis data 1 Expected near - term catalysts • $160.3 million as of September 30, 2023 • No debt or outstanding warrants • Estimated cash runway into the second quarter of 2025 Current cash position 1 Based on managements current estimates on expected clinical data milestones

Investment Highlights 32 Multiple anticipated near - term data readouts and clinical trial initiations from 3 Phase 2 programs and 2 Phase 1 programs. Established partnerships in 4 programs with leading institutions and biotech companies. Pipeline of 5 programs in infectious diseases, autoimmunity and cancer. Proprietary platforms ( ChAdOx , MVA, SNAP) designed to drive powerful immune responses in therapeutic and prophylactic settings. Clinical data in HBV, HPV, Prostate Cancer and the Oxford - AstraZeneca COVID - 19 vaccine. Expanding into autoimmunity with targeted immunotherapies in high unmet need areas with no current treatment, such as Celiac disease.

THANK YOU Guiding the Immune System to Cure Disease